AMENDMENT TO EMPLOYMENT AGREEMENT THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of November 3, 2022, is entered into by Driven Brands Shared Services LLC, a Delaware limited liability company (the “Company”), and Tiffany Mason, in her individual capacity (“Executive”), and amends the Employment Agreement between the Company and Executive dated February 17, 2020 (the “Employment Agreement”). BACKGROUND The parties wish to amend the Employment Agreement as set forth in this Amendment. Except as specifically modified in this Amendment, the Employment Agreement will continue in full force and effect in accordance with its terms. The Company and Executive agree as follows: SECTION 1. Term of Employment. The Term is hereby extended by three (3) years such that the Term shall end on March 2, 2026. SECTION 2. Base Salary. Executive’s Base Salary as of January 1, 2022 is $550,000, subject to review and adjustment by the Compensation Committee or Board of Directors of Driven Brands Holdings Inc. from time to time. SECTION 3. Equity. Nothing in this Amendment is intend to modify the terms of the equity described in Section 3(c) of the Employment Agreement or any equity granted in exchange therefor (including the restricted stock awards and corresponding options granted in connection with the IPO in January 2021). SECTION 4. Annual Bonus. Section 3(d) of the Employment Agreement is hereby deleted and replaced in its entirety with the following new section 3(d): (d) Annual Bonus. Executive is eligible to receive an annual bonus (the “Annual Bonus”) based upon achievement of performance objectives established in the annual bonus plan approved by the Compensation Committee and Board of Directors of Driven Brands Holdings Inc. The target bonus is 75% of Base Salary in any year, subject to achievement of such performance goals in the approved annual bonus plan. The Annual Bonus will be payable in accordance with the terms of the annual bonus plan approved by the Compensation Committee and Board of Directors of Driven Brands Holdings Inc. The amount of Annual Bonus awarded for a fiscal year shall be determined by the Compensation Committee and Board of Directors of Driven Brands Holdings Inc. after the end of the fiscal year to which such Annual Bonus relates and shall be paid to you during the following fiscal year when annual bonuses for the prior fiscal year are paid to other senior executives of the Company generally. Exhibit 10.18

SECTION 5. Payment of Severance upon Non-Renewal. Existing sections 4(b)-4(f) of the Employment Agreement are hereby deleted and replaced in their entirety with following new sections 4(b)-4(h): (b) Payments upon Termination. Upon termination of Executive’s employment with the Company for any reason, the Company shall pay to Executive on its next regular payroll date (or sooner if required under applicable law), all Base Salary earned by Executive through her last day of employment, and any earned and payable (but as of yet unpaid) Annual Bonus for the previous year. (c) Severance. (1) If, during the Term of this Employment Agreement, the Company (i) terminates Executive’s employment without Cause, or (ii) the Company notifies Executive that the Term of this Agreement will not be renewed, or fails to offer to renew the Term of this Agreement, then in either case upon the expiration of the Term the Executive shall be deemed terminated by the Company without Cause, or (iii) the Executive resigns for Good Reason, then, upon Executive’s Termination of Employment, the Company will (in lieu of any other severance benefits under any of the Company employee benefit plans, programs or policies) continue to pay Executive’s Base Salary at the time of such termination for a period of twelve (12) months. Such severance will be payable in equal installments in accordance with the Company’s normal payroll practices, subject to such withholding and other taxes as may be required by applicable law. (2) The Company will have no obligation to make any severance payments under § 4(c)(1) or to pay any Termination Year Pro Rata Annual Bonus if (i) Executive violates any of the provisions of § 5 of this Employment Agreement, or (ii) Executive does not execute and deliver (without revoking) to the Company a general release in form and substance satisfactory to the Company of any and all claims she may have against the Company, Driven Brands Holdings Inc. and its affiliates (the “Release”) within the thirty (30) day period following the later of (x) Executive’s Termination of Employment or (y) the date the Company delivers the Release to Executive. (3) Executive waives Executive’s rights, if any, to have the payments provided for under this Section 4(c) taken into account in computing any other benefits payable to, or on behalf of, Executive by the Company. (4) Notwithstanding anything to the contrary in this Employment Agreement, if a change of control of the Company occurs, neither the Company, any affiliate of the Company, nor any acquirer of the Company or any affiliate of the acquirer will have any obligation to make severance payments under this Section solely as a result of such change of control unless Executive’s employment is terminated without Cause or Executive resigns for Good Reason simultaneously with such change of control, provided Section 5(c) will remain in effect following a change of control.

(5) “Termination of Employment” means the date on which Executive’s “separation from service” occurs within the meaning of Section 409A of the Internal Revenue Code. (6) Executive understands and agrees that her entitlement to the severance payments under Section 4(c)(1) is expressly contingent upon Executive’s compliance of Section 5(e) of this Employment Agreement. (7) The severance payments described in this Section 4(c) will commence within the thirty (30) day period following the Executive’s Terminaton of Employment provided the Executive executes the Release and the Release becomes effective and irrevocable within such thirty (30) day period. (d) Termination by the Company for Cause; Resignation for Good Reason. (1) The Company will have the right to terminate Executive’s employment at any time for Cause, and Executive will have the right to resign at any time, including a resignation for Good Reason. (2) If the Company terminates Executive’s employment for Cause or Executive resigns (other than a resignation for Good Reason), the Company’s only obligation to Executive under this Employment Agreement (except as provided under Section 4(h)) will be to make the payments required under Section 4(b). (e) Cause. “Cause” means: (A) embezzlement, theft, misappropriation or conversion, or attempted embezzlement, theft, misappropriation or conversion, by the Executive of any property, funds or business opportunity of the Company or any of its subsidiaries or affiliates; (B) any breach by the Executive of the Executive’s covenants under Section 5; (C) any breach by the Executive of any other material provision of this Agreement which breach is not cured, to the extent susceptible to cure, within thirty (30) days after the Company has given written notice to the Executive describing such breach; (D) willful failure or refusal by the Executive to perform any directive of the Board of Directors of Driven Brands Holdings Inc. or any committee thereof or the duties of Executive’s employment’s employment hereunder which continues for a period of thirty (30) days following notice thereof by the Board of Directors of Driven Brands Holdings Inc. or such committee thereof to the Executive; (E) any act by the Executive constituting a felony (or its equivalent in any non-United States jurisdiction) or otherwise involving theft, fraud, dishonesty, misrepresentation or moral turpitude; (F) indictment for, conviction of, or plea of nolo contendere (or a similar plea) to, or the failure of the Executive to contest Executive’s prosecution for, any other criminal offense; (G) any violation of any law, rule or regulation (collectively, “Law”) relating in any way to the business of activities of the Company, or its subsidiaries or affiliates, or other Law that is violated during the course of the Executive’s performance of services hereunder, regulatory disqualification or failure to comply with any legal or compliance policies or code of ethics, code of business conduct, conflicts of interest policy, or similar policies of the Company or its subsidiaries or affiliates; (H) gross negligence or material willful misconduct on the part of the Executive in the performance of Executive’s duties as an employee, officer or director of the Company or any of its subsidiaries or affiliates; (I) the Executive’s breach of fiduciary duty or duty of loyalty to the Company or any of its subsidiaries or affiliates; (J) any act or omission to act of the Executive intended to materially harm or damage the business, property, operations, financial condition or reputation of the Company or any of its subsidiaries or affiliates; (K) the Executive’s failure to cooperate, if requested by the Board of Directors of Driven Brands Holdings Inc., with any investigation or inquiry into the Executive’s or the Company’s business practices, whether internal or external, including, but not limited to, the Executive’s refusal to be deposed or to provide testimony or evidence at any trial, proceeding or inquiry; (L) any chemical dependence of the Executive which materially interferes with the performance of Executive’s duties and responsibilities to the Company or any of its subsidiaries or affiliates; or (M) the Executive’s voluntary resignation or other termination of employment effected by the Executive at any time when the Company could effect such termination with Cause pursuant to this Agreement. (f) “Good Reason” will exist if, without Executive’s written signed consent (i) either Executive’s base salary or target Annual Bonus percentage is decreased (except in the case of a reduction that applies to all senior executives of the Company), (ii) there is a material diminution in Executive’s authority, duties or responsibilities, (iii) Executive is required to report to anybody other than the Chief Executive Officer of the Company or the Board of Directors of Driven Brands Holdings Inc., or (iv) the geographic location of the primary place for performance of Executive’s duties and responsibilities is moved greater than a fifty (50) mile radius from Charlotte, NC; provided, however, that no act or omission described in clauses (i) through (iv) will be treated as “Good Reason” under this Employment Agreement unless (1) Executive delivers to the Company a written statement of the basis for Executive’s belief that Good Reason exists within thirty (30) days of the event giving rise to the claim of Good Reason, (2) Executive gives the Company thirty (30) days after delivery of such statement to cure the basis for such belief, and (3) Executive actually resigns during the five (5) day period which begins immediately after the end of such thirty (30) day cure period if Good Reason continues to exist after the end of such thirty (30) day cure period. (g) Termination for Disability or Death. (1) Disability. The Company may terminate Executive’s employment if Executive is unable substantially to perform Executive’s duties and responsibilities hereunder to the full extent required by the Board of Directors of Driven Brands Holdings Inc. by reason of a Permanent Disability, as defined below. Executive will, upon her Termination of Employment by reason of a Permanent Disability, be entitled to the following: (i) any amounts earned, accrued or owing but not yet paid, which amounts will be paid within thirty (30) days following such Termination of Employment; and (ii) continued participation, in accordance with the terms of such plans, in those employee welfare benefit plans in which Executive was participating on the date of termination which, but their terms, permit a former employee to participate. In such event, the Company will have no further liability or obligation to Executive for compensation under this Employment Agreement. Executive agrees, in the event of a dispute under this Section 4(g)(1), to submit to a physical examination by a licensed physician selected by the Board of Directors of Driven Brands Holdings Inc. “Permanent Disability” has the same meaning as for purposes of the Company’s permanent disability insurance policies which now or hereafter cover the permanent disability of Executive or, in the absence of such policies, means the inability of Executive to work in a customary day-to-day capacity for six (6) consecutive months or for six (6) months within a twelve (12) month period, as determined by the Board of Directors of Driven Brands Holdings Inc. (2) Death. This Employment Agreement will terminate in the event of Executive’s death. Executive’s estate will be entitled upon Executive’s death to (i) any amounts earned, accrued or owing by not yet paid, which amounts will be paid within thirty (30) days following such Termination of Employment; and (ii) any other benefits to which Executive is entitled in accordance with the terms of the applicable plans and programs of the Company. The Company will have no further liability or obligation under this Employment Agreement to Executive’s executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through Executive. (h) Benefits at Termination of Employment. Executive will have, upon termination of Executive’s employment, the right to receive any benefits payable under the Company’s employee benefit plans, programs and policies that Executive otherwise has a nonforfeitable right to receive under the terms of such plans, programs and policies (other than severance benefits), independent of Executive’s rights under this Employment Agreement. SECTION 6. Continuation of the Employment Agreement. The Employment Agreement will continue in full force and effect in accordance with its terms, except as modified by this Amendment. SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original as against any party whose signature appears thereon, and all of which will together constitute one and the same instrument. This Amendment will become binding when one or more counterparts of this Amendment, individually or taken together, bear the signature of all of the parties reflected hereon as the signatories. [Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. DRIVEN BRANDS SHARED SERVICES LLC By: _______________________________________ Name: Title: By: ______________________________________ Tiffany Mason [Signature Page to Amendment to Employment Agreement] Scott O'Melia EVP, General Counsel